EXHIBIT 32.1

                                  CERTIFICATION

  Certification by the Principal Executive Officer and Chief Financial Officer

           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act Of 2002

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Iroquois Gas Transmission System, L.P., a limited partnership organized under the laws of the State of Delaware (the "Partnership"), does hereby certify that, to the best of such officer's knowledge:

               1. The accompanying Annual Report of the Partnership on Form 10-K/A for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.





                                       /s/    Jay Holm
                                      -----------------------------------------
                                      President

                                      November 10, 2005




                                       /s/    Paul Bailey
                                      -----------------------------------------
                                      Chief Financial Officer

                                      November 10, 2005


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